EXHIBIT 99.1

Updated Presentation Materials dated September 30, 2009

Third Quarter 2009 Investor Presentation As of September 30, 2009

Certain comments made in the course of this presentation by People's United Financial are forward-
looking in nature.  These include all statements about People's United Financial's operating results or financial position for periods ending or on dates occurring after September 30, 2009 and usually use words such as "expect", "anticipate", "believe", and similar  expressions.  These comments represent management's current beliefs, based upon information available to it at the time the statements are made, with regard to the matters addressed.
All forward-looking statements are subject to risks and uncertainties that could cause People's United
Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3)
changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) residential mortgage and secondary market activity; (7) changes in accounting and regulatory guidance applicable to banks; (8)
price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-party relationships and revenues; and (10) the successful completion of the integration of Chittenden Corporation.  People's United Financial does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Forward Looking Statement

People’s United Financial, Inc.               NASDAQ: PBCT
Market Capitalization (11/02/09): $ 5.5 billion, #14
Assets: $ 20.8 billion, #24
Loans: $ 14.1 billion, #24
Deposits: $ 15.1 billion, #25
Branches: ~ 300
ATMs: > 440
Employees (FTE): ~ 4,300
Founded: 1842
Snapshot, as of September 30, 2009
Corporate Overview

Merrill Bank
Chittenden
MAINE BANK & TRUST
Ocean bank
The Bank of Western Massachusetts
FLAGSHIP BANK
People's United Bank

People's United Financial, Inc.

People’s United Footprint
Diversified footprint with approx.
300 branches and $15 billion in
deposits across six states
Considerable scarcity value as
the largest independent bank
headquartered in New England
VT
NH
Fairfield Ct.
CT
MA
% of
Deposits
17
9
35
62
6
Branches
46
31
63
160
19
ME 5 33
Market
Share
#1
#4
#1
#3
#24
#7
NY 1 4 N/A

Investment Thesis
Strong Balance Sheet with Significant Capital Surplus
Tangible Capital Ratio of 18.6%
No Wholesale Borrowings
Exceptional credit quality
Low level of non-performing assets of 1.35%
Combined net charge-off ratio of 0.44% annualized
Significant and low cost deposit market share
Cost of deposits continues to decline, at 1.13% for 3Q09
Deposits entirely fund loans
Opportunities Abound!
Drive organic growth
Actively evaluating acquisition options
Positioned to leverage earnings growth via our asset sensitive balance sheet
We are excited about growth and confident in our position

18.6%
6.5%
0.00%
5.00%
10.00%
15.00%
20.00%
PBCT Peers
2.50
3.00
3.50
4.00
4.50
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
PBCT Peers PBCT Core
Peer Comparison
As of September 30, 2009
On all important measures, People’s United remains stronger than peers
Net Interest Margin
Return on Average Assets
Tang. Equity / Tang. Assets
* See Appendix for peer group
Asset Quality
-2.00
-1.50
-1.00
-0.50
0.00
0.50
1.00
1.50
2.00
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
PBCT Peers
0.93%
3.16%
1.35%
4.17%
0.44%
2.08%
1.21%
2.31%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
NPAs /
Assets
NPAs /
Loans + REO
NCOs /
Loans
Allowance /
Loans
PBCT Peers

Average Earnings Asset Mix
3Q 08
Home
Equity
12%
Securities &
Investments
19%
Commercial
Banking
50%
Residential
Mortgage
19%
3Q 09
Home
Equity
12%
Securities &
Investments
23%
Commercial
Banking
50%
Residential
Mortgage
15%
We remain focused on growing core commercial and consumer lending, while excess capital is safely held in liquid investments
$9,375
$2,809
$4,218
$2,270
$8,872
$3,360
$3,459
$2,077

Average Funding Mix
Our assets are funded nearly entirely with deposits and equity, which reinforces our fortress balance sheet.
3Q 08
Interest-
bearing
Deposits
56%
Demand
Deposits
16%
Stockholders’
Equity
26%
3Q 09
Interest-
bearing
Deposits
57%
Stockholders’
Equity
25%
Demand
Deposits
16%
Sub-debt /
Other
2%
Sub-debt /
Other
2%
Cost of Deposits = 1.13% Cost of Deposits = 1.63%

Commercial Banking
Average core Commercial lending increased 3% annualized in 3Q09
Loan pricing has improved as competitors pull back
Commercial loan yields increased 6bps during the quarter
Fee income growth initiatives are underway
Experienced management team provides local knowledge and
decision making, successfully attracting talent and customers from competitors
People’s United remains focused on growing core middle market commercial loans and deposits

Commercial & Industrial Loans
Historical Credit Performance
NPAs (%)
NCOs (%)
Commentary
• Well diversified portfolio
• Focused on core middle market
customers, where larger banks can
not benefit from economies of scale
• Equipment Finance arm focused on
mission critical equipment with
good resale values
• Core portfolio is all self-originated,
with rigorous underwriting and
ongoing credit administration
0.99
2.16
2.59
0.00
0.50
1.00
1.50
2.00
2.50
3.00
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009
PBCT Peer Group Mean Top 50 Banks
0.35
2.16
2.68
0.00
0.50
1.00
1.50
2.00
2.50
3.00
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009
PBCT Peer Group Mean Top 50 Banks

Commercial Real Estate Loans
Historical Credit Performance
Commentary
• CRE portfolio totals $5.4BN, 94% was
originated by us, $306MM represents
shared national credits, which we
fully underwrote
• All CRE loans are underwritten on a
cash flow basis
• Portfolio is well diversified
• Construction portfolio is $855MM
down 8% from $925MM at 12/31/08
• Florida construction represents less
than $30MM
• Over 80% of the CRE charge-offs
relates to one shared national credit
NPAs (%)
NCOs (%)
1.49
3.26
4.05
0.00
0.50
1.00
1.50
2.00
2.50
3.00
3.50
4.00
4.50
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009
PBCT Peer Group Mean Top 50 Banks
0.57
0.55
1.14
0.00
0.25
0.50
0.75
1.00
1.25
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009
PBCT Peer Group Mean Top 50 Banks

The Shared National Credits portfolio was initially established to expand geographic diversity in the loan portfolio, and has been in run-off mode since the beginning of 2008.
Shared National Credits
Outstandings, as of
($ in millions) 31-Dec-07 31-Dec-08 31-Mar-09 30-Jun-09 30-Sep-09
Commercial Lending 456.3 $     393.7 $     398.2 $     328.1 $     308.2 $
Commercial Real Estate 284.2        289.8        294.9        310.8        306.0
  Total loans 740.5 $     683.5 $     693.1 $     638.9 $     614.2 $
Aggregate Exposure, as of
($ in millions) 31-Dec-07 31-Dec-08 31-Mar-09 30-Jun-09 30-Sep-09
Commercial Lending 747.1 $     784.8 $     767.4 $     711.4 $     703.4 $
Commercial Real Estate 577.0        417.0        403.6        401.8        384.1
  Total loans 1,324.1 $  1,201.8 $  1,171.0 $  1,113.2 $  1,087.5 $
Current Maturity Schedule
(based on Outstanding balances) 2009 2010 2011 2012 2013 +
Commercial Lending 2% 11% 15% 16% 6%
Commercial Real Estate 13% 22% 13% -            2%
  Total loans 15% 33% 28% 16% 8%

Wholesale
trade
4%
Professional
services
10%
Arizona
6%
Colorado
6%
Shared National Credits
The portfolio is broadly diversified by both geography and industry
CRE – Geography
C&I – Industry
$ 306.0 million $ 308.2 million
Ent.
12%
Manufacturing
26%
REITs
37%
Washington
31%
New York
21%
Other (<5%)
14%
Florida
9%
Virginia
13%
Other
11%

"Highest Customer Satisfaction with Retail Banking in the New England Region."
- J.D. Power and Associates
HIGHEST CUSTOMER SATISFACTION
J.D. POWER AND ASSOCIATES
RETAIL BANKING - NEW ENGLAND • 2009
PRESENTED TO
PEOPLE'S UNITED BANK
BY J.D. POWER AND ASSOCIATES
People's United Bank
Member FDIC
People's United Bank received the highest numerical score among retail banks in the New England (CT, MA, RI, NH, VT, ME) region in the proprietary J.D. Power and Associates 2009 Retail Banking Satisfaction Study℠. Study based on a total of 28,570 responses measuring 8 providers in the region and measures opinions of consumers with their primary banking provider. Proprietary study results are based on experiences and perceptions of consumers surveyed in January 2009. Your experiences may vary. Visit jdpower.com.

People's United Financial, Inc.

13 Retail & Small Business

Retail & Small Business
Relationship and service focus translates to low deposit rates
Highly developed model in southern New England
Core deposit gathering
Multiple products and cross selling – 4.6 products per customer
#1 deposit market share in Fairfield County
Westchester, NY expansion over the past 2 years now represents 4 branches and over $250 million of deposits
Retail-focused branch experience rolling out in northern New England
Increase penetration from 3.0 products per customer
Deposit pricing discipline and high-quality consumer lending expansion will allow a continued focus on margin management

Stop & Shop Partnership
Complementary to the traditional branch network
Approximately half of our CT branches are in Stop & Shop
Exclusive partnership with the leading grocery chain in CT
Stop & Shop has the #1 grocery market share in CT
Partnership runs through 2022
Full-service branches that now account for:
55% of new retail checking and savings accounts
40% of new commercial checking accounts
32% of home equity loan originations
The Stop & Shop partnership allows People’s United to provide extended hours and convenience while limiting cost

Residential Loans
Historical Credit Performance
NPAs (%)
NCOs (%)
Commentary
•
Low LTV at origination
•
Current FICO of 725
•
Stopped portfolioing residential
mortgages in Q4 2006
•
Of the $49.8MM in NPLs, two-thirds
have current LTV of <90%
•
Strength of original underwriting
should continue to minimize loss
content in NPAs
1.88
2.43
3.11
0.00
0.50
1.00
1.50
2.00
2.50
3.00
3.50
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009
PBCT Peer Group Mean Top 50 Banks
0.39
0.10
1.39
1.72
0.00
0.50
1.00
1.50
2.00
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009
PBCT Peer Group Mean Top 50 Banks

Home Equity
Historical Credit Performance
Commentary
0.27
0.99
1.24
0.00
0.50
1.00
1.50
2.00
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009
PBCT Peer Group Mean Top 50 Banks
NPAs (%)
NCOs (%)
0.20
1.89
2.26
0.00
0.50
1.00
1.50
2.00
2.50
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009
PBCT Peer Group Mean Top 50 Banks
•
As of Q3 2009, Home Equity
loans stood at $2.0BN, flat from
Q2 2009 levels
•
Q3 2009 utilization rate was
47.5%, compared to Q2 2009 rate
of 47.6%
•
NPAs upticked this quarter, while
charge-offs have remained low
•
While volume has slowed, Home
equity remains an important part
of our retail relationships

Wealth Management
Offer a full array of services to businesses and individuals
Expand brokerage and asset management across the People's
United footprint
Continue to grow individual and business relationships through private banking, brokerage and retirement planning services
Focus on offering insurance services to commercial customers
Assets managed and administered totaled $16.4 billion
Wealth Management offers significant growth potential as services are expanded across the franchise

Third Quarter Results
Net income of $26.8 million or $0.08 per share
Net interest margin of 3.19%
Net loan charge-offs of 0.44% of average loans
NPAs to loans, REO & repossessed assets of 1.35%
Tangible equity ratio of 18.6%
Results reflect continued discipline in a difficult economy

Excess Capital
Blended Margin
Core Bank

People's United Financial, Inc.

Net Interest Margin
The core margin was able
to expand in 3Q09 due to
better spreads in new
loan originations as well
as a continued reduction
in deposit costs
.
3Q08
4Q08
1Q09
2Q09
3Q09
3.99%
3.94%
3.66%
3.58%
3.65%
3.71%
3.55%
3.25%
3.12%
3.19%
2.00%
1.25%
0.78%
0.25%
0.25%

Invest. Mgt.
Insurance
Brokerage

Insurance
Brokerage

Non-Interest Income
Wealth Management fees have declined due to market conditions, and bank service charges due to change in customer behavior
3Q 09 3Q 08
Service
Charges
43%
Other
20%
Service
charges
44%
Other
16%
Invest. Mgt.
Merchant
Processing
8%
Wealth
Management
23%
Wealth
management
30%
$80.2 million $74.2 million
Merchant
processing
10%
Securities
Gains
6%

Leading Equipment Finance Company Lending to Middle-Market
Businesses Across U.S.
$1.5 billion in assets with ~200
employees
Serves 5,000 customers across 49 states
Secured lender
91% of receivables are loans
No residual risk
Customers are primarily end users,
dealers and manufacturers
Compete on service, not rate
Senior management team with over 30+
years experience
20+ years of consistent profitable financial
performance
44%
7%
13%
36%
Construction
Transportation
Refuse
Other
Focus on Construction, Road
Transportation and Refuse Industries
Geographic Diversification
Southwest: 30%
Southeast: 25%
Northeast: 19%
Central: 13%
West: 13%
Financial Federal Overview

Earnings accretion of approximately 25% through the cycle based on 2010 consensus estimates
Tangible book value dilution recovered in less than 4 years in current rate environment
Tangible common equity ratio grows to 19.0% from 18.6% due to excess capital at FIF
EPS Accretion / (Dilution)
$MM Pro Forma Operating Earnings Adjustments
(1)
25% Operating EPS accretion
$0.39 PBCT Wall Street EPS
$0.49 Pro forma operating EPS
178 Pro forma net income
9 Net benefit of repaying borrowings and opportunity cost of cash
(2)
0 Cost savings
37 FIF 2010 standalone net income (Wall Street consensus)
132 PBCT 2010 standalone net income (Wall Street consensus)
(1) Pro forma operating earnings adjustments assume full year impact.  Excludes estimated one-time pre-tax expenses of ~$55 million, which includes prepayment penalty to repay borrowings
(2) 100% of FIF’s borrowings repaid at a positive pre-tax spread of ~1.8% based on 2-year LIBOR.  Actual spread improvement will be greater given cash currently invested in Fed Funds earning 25bps.
Significantly Accretive to Earnings

Strategically Compelling, Not Distracting
Combines People’s United significant excess liquidity and low cost funding with a premier asset generation platform
Significantly expands highly profitable equipment finance business
FIF’s platform provides leverage in economic recovery
Retention of key management
Conservative credit culture consistent with People’s United underwriting philosophy
Limited integration risk will not distract us from continuing to focus on FDIC and whole bank opportunities
Financially Compelling
IRR greater than 20%
Significantly accretive to operating earnings: 25% through the cycle based on consensus estimates
Tangible book value dilution payback period conservatively less than 4 years
Acquisition preserves industry-leading tangible common equity ratio
Financial Federal Acquisition Transaction Rationale

Evolving Acquisition Strategy
Our preference remains whole bank transactions:
Commercially-oriented franchises with a strong core deposit base
Attractive markets of the Northeast United States, including contiguous, in-
market and new markets
FDIC assisted deals in geographies where we could establish or enhance a strong market share
Primary deal hurdles:
IRR substantially higher than our cost of capital
Significantly enhances our long-term earnings power
Attractive upside/downside return profile
Our Approach: Patient and Opportunistic

Announced opportunistic acquisition of Financial Federal
Look forward to taking additional market share in equipment finance industry
Conducted due diligence on several franchises and evaluated many traditional bank opportunities
Continue to evaluate alternative and creative strategies to help move the ball along with “open” transactions
Actively participating in the FDIC resolution process, and look forward to completing a “closed” FDIC assisted transaction
Continue measured de novo expansion into attractive contiguous markets
Continue to use our capital and brand to lend to our existing and new customers
Capital Deployment Activities

Conclusion
Shareholders are protected by continued strength in underwriting and asset quality
Significant capital reserves will be used primarily
to fund future growth
Management remains aligned with shareholders in building
long-term value
Will continue to maintain focus on driving financial performance
People’s United remains committed to continuing to increase
shareholder value

Appendix

High Quality Consumer Portfolio
Total Portfolio $4.9 billion
(as of September 30, 2009)
Residential Mortgage Portfolio
Credit Statistics
Weighted Average:
Loan to value 51%
FICO scores 725
Net charge-offs: 0.39%
Non-accrual: 1.88%
Home Equity Portfolio
Credit Statistics
Weighted Average:
Combined LTV 55%
FICO scores 751
Net charge-offs: 0.26%
Non-accrual: 0.27%
(1) Excludes the impact of the former Chittenden Corp.
1-4 Family
Residential
54%
Home Equity
Loans & Lines
40%
Indirect
Auto
5%
Other
1%
1
1
1
1

Well Balanced Commercial Portfolio
Retail
25%
Office
24%
Industrial
12%
Residential
15%
Hospitality
10%
Other
11%
Land
3%
As of September 30, 2009
Total Portfolio $9.4 billion
$5.4 billion CRE
1
*  Includes the Commercial Real Estate portion of the Shared National Credit portfolio of $306 million
CRE, By Sector
General C&I
26%
SNC
7%
Commercial
Real Estate
54%
PCLC
13%

Construction Lending Detail
Total Construction Portfolio $855 million
As of September 30, 2009
Our construction exposure is modest at less than 6% of the total loan portfolio, and is a diverse mix of geographies and sectors.
Residential
45%
Land
11%
Retail
21%
Office
8%
15%
Other
Total Loans
$14.3 billion
By Geography By Sector
Connecticut /
New York
43%
Other New
England
32%
15%
Other

Peer Group
Company Name Ticker State
Associated Banc-Corp ASBC WI
Astoria Financial Corporation AF NY
BOK Financial Corporation BOKF OK
City National Corporation CYN CA
Comerica Incorporated CMA TX
Commerce Bancshares, Inc. CBSH MO
Cullen/Frost Bankers, Inc. CFR TX
First Horizon National Corporation FHN TN
Flagstar Bancorp, Inc. FBC MI
Fulton Financial Corporation FULT PA
Hudson City Bancorp, Inc. HCBK NJ
M&T Bank Corporation MTB NY
Marshall & Ilsley  Corporation MI WI
New York Community Bancorp, Inc. NYB NY
Synovus Financial Corp. SNV GA
TCF Financial Corporation TCB MN
Valley National Bancorp VLY NJ
Webster Financial Corporation WBS CT
Zions Bancorporation ZION UT

For more information, investors may contact: Jared Shaw jared.shaw@peoples.com (203) 338-4130